AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is dated as of September 4, 2025 (the “Effective Date”) and is entered into by and between PriceSmart, Inc. (the “Company”) and David Price (the “Executive”).
WHEREAS, the Company and the Executive entered into an Amended and Restated Employment Agreement, effective as of September 1, 2025 (the “Agreement”);

WHEREAS, the Company and the Executive desire to amend the Agreement; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Amendment. Section 3(a) of the Agreement is deleted in its entirety and replaced with the following:

(a) Base Salary. During the Term, the Executive’s annual base salary shall be $2,000,000 (the “Base Salary”). The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time and may be increased, but not decreased, at the discretion of the Company. The Base Salary shall be effective retroactive to September 1, 2025.

3. Miscellaneous. Nothing in this Amendment shall constitute or be deemed to constitute an amendment of any provision of, or a waiver of the rights of any party under, the Agreement except as expressly set out in this Amendment. Except as specifically amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. Upon the execution hereof, this Amendment and the Agreement shall constitute one agreement. The term “Agreement” as used in the Agreement shall mean the Agreement as amended by this Amendment. Upon the execution and delivery of this Amendment by each of the parties named on this signature pages hereof, this Amendment shall be deemed to be in full force and effect, and the terms and conditions herein shall be legally binding on each party hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date and year first above written.
PriceSmart, Inc.

By:	/s/ FRANCISCO VELASCO
Name:	Francisco Velasco
Title:	Executive Vice President, Chief Legal Officer, Registered In-House Counsel, Chief Risk & Compliance Officer and Secretary

/s/ DAVID PRICE
David Price

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